                                                                  Exhibit 10.2




Portions of this Exhibit have been omitted pursuant to a confidential treatment request filed with the Securities and Exchange Commission. An asterisk (*) identifies where such confidential treatment has been requested and information has been omitted. The omitted portions have been filed separately with the Securities and Exchange Commission.



                          YAHOO! INC. AND WEBHIRE, INC.
                               SERVICES AGREEMENT


         This Agreement (the "AGREEMENT") is made this 3rd day of June 1999 (the "EFFECTIVE DATE") between Yahoo! Inc., a Delaware corporation, with offices at 3420 Central Expressway, Santa Clara, CA 95051, ("YAHOO") and WebHire, Inc., a Delaware corporation, with offices at 91 Hartwell Avenue, Lexington, MA 02421 ("WEBHIRE").



                                    RECITALS

         WHEREAS, Yahoo operates a search engine and World Wide Web directory under the brand "Yahoo!" from its primary World Wide Web site, currently located at HTTP://WWW.YAHOO.COM (together with any and all other sites serving in the future as Yahoo's primary World Wide Web site referred to as the "Yahoo Main Site"); and

         WHEREAS, WebHire designs, develops, markets and supports a family of cross-industry human resource recruitment solutions and related services; and

         WHEREAS, Yahoo and WebHire contemplate executing one or more agreements pursuant to which Yahoo will be granted warrants in WebHire under terms substantially similar to those set forth in EXHIBIT M; and

         WHEREAS, Yahoo and WebHire desire to enter into this Agreement under the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties hereto agree as follows:



SECTION 1: DEFINITIONS.


          (a) "EMPLOYERS" means corporations or other entities that have a need to find candidates to fill open positions.

          (b) "EMPLOYER DATA" means all data provided by or generated from Employers.

          (c) "LAUNCH DATE" means the date on which Yahoo Recruiter, Yahoo Resumes and WebHire JobPost to Yahoo Classifieds are first commercially available to the public.

          (d) "PERSONAL AND OTHER DATA" means all data, other than Employer Data, generated under this Agreement, including but not limited to data provided by or generated from users of Yahoo Resumes, and includes, without limitation, the user's Yahoo id, password, name, address, contact information, resume contents and resulting metrics for reach, registered members, user preferences, and user minutes.

          (e) "REVENUE" means the gross revenue received from the sale of Yahoo Recruiter, Yahoo Resumes and Yahoo Premium Services (excluding applicable taxes).

          (f) "TERM" means the term of this Agreement determined in accordance with Section 9 below.

          (g) "WEBHIRE BRAND FEATURES" means those trademarks, service marks, logos and other distinctive brand features of WebHire that are described in EXHIBIT J, and shall include a descriptive phrase mutually agreed upon by the parties; provided that such phrase shall not be a "call to action."

          (h)  "WEBHIRE COMPETITORS" shall mean the following entities:
               Interactive Search, Inc.; CareerBuilder, Inc.; Resumix, Inc.; Personic, Inc.; CareerCast, Inc.; Alexus, Inc.; HireSystems, Inc; provided that, WebHire may add additional third parties to such list upon giving sixty (60) days written notice to Yahoo; provided further that, Yahoo shall be permitted to fulfill any contractual obligation to such party that exists as of the date of such notice

          (i) "WEBHIRE ENTERPRISE CUSTOMERS" means customers of WebHire's WebHire Hire client/server or Intranet enterprise employment automation software products. Customers of WebHire's WebHire service are specifically excluded from this definition unless they are also customers of WebHire's WebHire Hire products.

          (j) "WEBHIRE SERVICES" means all services and support that WebHire is to provide under this Agreement, including but not limited to, providing to Yahoo and supporting Yahoo Recruiter, Yahoo Resumes and WebHire JobPost.

          (k) "WEBHIRE SITE" means the following World Wide Web site: and http://www.webhire.com.

          (l) "WEBHIRE TECHNOLOGY" means the technology necessary for WebHire to accomplish its obligations under this Agreement, and includes, without limitation, all applicable technical equipment, infrastructure (including, without limitation, servers, routers and related equipment) and all related technology and software (including, without limitation, all technology and software whether owned or licensed by WebHire).

          (m) "WEBHIRE CUSTOMERS" means Employers that are WebHire customers and use the WebHire JobPost or WebHire Recruiter services, including, but not limited to, WebHire Enterprise Customers that use WebHire to access services provided through the WebHire Network or WebHire Premium Services.

          (n) "WEBHIRE JOBPOST" means the service, described in detail in EXHIBIT A, that automatically collects job listings from an Employer's web site for distribution to Internet job posting sites.

          (o) "WEBHIRE RECRUITER" means the service, described in detail on EXHIBIT B, that provides an integrated, web-based environment that allows Employers to enter information about their open jobs, post those jobs to Internet job posting sites, receive and track information about candidates who apply for jobs, and maintain a private pool of their candidates.

          (p) "WEBHIRE PREMIUM SERVICES" means those additional services offered to [WebHire subscribers] (including paper resume processing, pre-employment screening services, third party resume pool searching, and job postings to Internet sites which may or may not be part of the WebHire Network), described in detail in EXHIBIT C.

          (q) "WEBHIRE NETWORK" means the network of staffing service providers set forth in EXHIBIT N that have entered into agreements with WebHire to make their services available to WebHire customers.

          (r) "YAHOO BRAND FEATURES" means all trademarks, service marks, logos and other distinctive brand features of Yahoo that are used in or relate to its business, including, without limitation, the trademarks, service marks and logos described in EXHIBIT J.

          (s) "YAHOO CLASSIFIEDS" means that portion of the Yahoo Main Site currently located at http://classifieds.yahoo.com/employment.html, in which advertisers place classified advertisements, including the placement of job postings by Employers.

          (t) "YAHOO COMPETITORS" shall mean the following Amazon, Disney, eBay, Excite, Lycos, Microsoft, America Online, Netscape, Snap.com, NBCi, CNET and Infoseek/Go Network, and their successors; provided that, Yahoo may dd additional third parties to such list upon giving sixty (60) days written notice to WebHire; provided further that, WebHire shall be permitted to fulfill any contractual obligation to such party that exists as of the date of such notice.

          (u) "YAHOO EMPLOYMENT" means the portion of the Yahoo Main Site, currently located at HTTP://EMPLOYMENT.YAHOO.COM/, containing, among other things, various resources for job seekers, including job search, resume posting to an on-line database, and career advice.

          (v) "YAHOO PROPERTIES" means any Yahoo branded or co-branded media properties, including, without limitation, Internet guides, that are developed in whole or in part by Yahoo.

          (w) "YAHOO RECRUITER" means the customized version of WebHire Recruiter as described in detail in EXHIBIT D. The Yahoo Recruiter shall include, among other features, those features currently available in the WebHire Recruiter that will allow Yahoo users to access a resume database, post job listings, and search and manage resumes and job requisitions. Yahoo Recruiter will be consistent with the look and feel and user experience of the Yahoo Properties. Yahoo will have sole control over the appearance, design, layout and content of Yahoo Recruiter as they relate to look and feel and user experience (it being understood that Yahoo Recruiter's functionality will be substantially identical to the functionality deployed through WebHire's existing WebHire Recruiter Service)

          (x) "YAHOO RECRUITER CUSTOMER" shall mean those individuals or entities that purchase Yahoo Recruiter services.

          (y) "YAHOO RECRUITER PAGES" shall mean those pages on which Yahoo Recruiter is implemented.

          (z) "YAHOO PREMIUM SERVICES" means additional services that are described in EXHIBIT C.

          (aa) "YAHOO'S PRIVACY POLICY" shall mean that privacy policy currently located at http://docs.yahoo.com/info/privacy/ (as may be amended by Yahoo from time to time).


          (bb) "YAHOO REGISTRATION FUNCTIONALITY" means that functionality implemented as part of Yahoo's standard registration process that allows Yahoo to collect from Yahoo users information, including, but not limited to, such user's personal Yahoo ID and password, e-mail address, gender, date of birth, occupation, zip code and interests.

          (cc) "YAHOO RESUMES" means a database comprised of resumes submitted by Yahoo Properties' users.


          (dd) YAHOO SEARCH FUNCTIONALITY" means that functionality implemented throughout the Yahoo Properties that allows Yahoo users to search for information within the Yahoo Properties and on the world wide web.

SECTION 2: RESPONSIBILITIES OF WEBHIRE.

WebHire will have the following responsibilities.

2.1 Within sixty (60) days from the commercial release of Yahoo Resumes (except as provided in clause (iv) below), WebHire will develop and provide to Yahoo, Yahoo Recruiter. Yahoo Recruiter shall (i) be installed and maintained on WebHire servers; (ii) enable hypertext links to be established that will allow Yahoo to integrate Yahoo Recruiter with the Yahoo Properties; (iii) contain persistent links to various Yahoo Properties designated by Yahoo; (iv)have the capacity to serve advertising (e.g., banners) pursuant to Yahoo's advertising standards and specifications; provided that, this feature's development and installation shall be completed by WebHire, with Yahoo's cooperation, as soon as reasonably practicable, but in no case later than sixty (60) days after the date on which Yahoo has provided WebHire those materials and information required from Yahoo and necessary for WebHire to complete this task; and (v) maintain the Yahoo look and feel as determined by Yahoo. At Yahoo's direction, WebHire will conduct a series of beta tests of Yahoo Recruiter and will correct all problems (as determined by Yahoo) that are revealed through such beta tests (or otherwise). Yahoo Recruiter shall be publicly launched only upon Yahoo's approval of the beta test results, which shall be at Yahoo's sole discretion. Following Yahoo Recruiter's launch, WebHire will continue to make engineers available as requested by Yahoo to work through bugs and to collaborate on Yahoo Recruiter enhancements and functional adjustments. WebHire shall provide all support for Yahoo Recruiter Customers in accordance with those specifications set forth on EXHIBIT K.

2.2 Within thirty (30) days from the Effective Date (except as provided in clause (iv) below), WebHire will complete development and installation of the Yahoo Resumes database service. Yahoo Resumes shall be prominently branded with Yahoo Brand Features and WebHire Brand Features (which will be prominent but secondary to Yahoo's) and shall contain: (i) persistent links to various Yahoo Properties designated by Yahoo; (ii)************************************; (iii) enable hypertext links to be established that will allow Yahoo to integrate Yahoo Resumes with Yahoo Employment; (iv) have the capacity to serve advertising (e.g., banners) pursuant to Yahoo's advertising standards and specifications, provided that, this feature's development and installation shall be completed by WebHire, with Yahoo's cooperation, as soon as reasonably practicable but in no case later than sixty (60) days after the date on which Yahoo has provided WebHire those materials and information required from Yahoo and necessary for WebHire to complete this task; and (v) maintain the Yahoo look and feel as determined by Yahoo. WebHire shall provide second line support to Yahoo for all issues relating to Yahoo Resumes.

2.3 During the Term, Yahoo will have the right to require modifications and additions of new features to Yahoo Recruiter and Yahoo Resumes; provided that, substantial modifications or additions of new features to Yahoo Recruiter and Yahoo Resumes**********************************
         *********************************************************************.

2.4 Within thirty (30) days from the Effective Date, WebHire will complete development of a marketing site (the "WebHire Marketing Site") which will be used to gather sales leads for WebHire JobPost and Yahoo Recruiter. The WebHire Marketing Site will be installed on WebHire servers, maintain the Yahoo look and feel as determined by Yahoo, and enable hypertext links to be established that will allow Yahoo, via the Internet, to integrate it with other yahoo Properties. In the event that Yahoo sells directly Yahoo Recruiter or Yahoo Premium Services, WebHire shall deliver to Yahoo leads generated from the WebHire Marketing Site as mutually agreed upon by the parties.

2.5 Within thirty (30) days from the Effective Date, WebHire will begin delivery of a data feed (updated twice per week), in a format determined by Yahoo, of all job listings from WebHire Customers, and Yahoo Recruiter Customers, (the "WebHire Job Listings"), provided that, job listings from WebHire Customers and Yahoo Recruiter Customers that specifically request in writing that their job listings not be posted to Yahoo Classifieds shall be excluded from such data feed. Under no circumstances shall WebHire *****************************************
         **************** pursuant to this Section 2.5; provided that WebHire will be entitled to charge fees for its WebHire JobPost service.

2.6 WebHire represents and warrants that at no time during the Term, shall the number of unique job listings delivered pursuant to Section 2.5 above, be less than *******.

2.7 WebHire shall provide Yahoo written reports containing any other information requested by Yahoo that WebHire collects relating to Yahoo Recruiter, Yahoo Resumes and WebHire JobPost (as it pertains to Yahoo job postings) (the "WebHire Reports"). The WebHire Reports shall be provided as frequently as possible but no less frequently than weekly.

2.8 To the extent that WebHire develops enhanced versions of any of the products offered to Yahoo as part of Yahoo Recruiter, Yahoo Resumes and WebHire JobPost ("Enhancements"), upon Yahoo's approval, WebHire shall make the same available to Yahoo and/or Yahoo users simultaneously with each version's availability. WebHire will commit reasonable engineering resources, as well as provide Yahoo with release notes detailing what has changed with any Enhancement or new release to ensure that Yahoo and WebHire together will successfully integrate into the Yahoo Recruiter, Yahoo Resumes and WebHire JobPost all such enhancements and upgrades.

2.9 The parties acknowledge and agree that to the extent that Yahoo develops or acquires access to technology or services that Yahoo, in its sole discretion, considers to be superior to the WebHire Technology or WebHire Services, **************************************************
         ***********************************************************************
         ***********************************************************************
         **********************************************************************.
         If Yahoo chooses not to use WebHire's Technology or Services (or any part thereof) during the Term, which decision shall be in Yahoo's sole discretion, Yahoo shall provide written notice to WebHire of its decision as soon as is commercially practical, and immediately upon delivery of such notice, WebHire shall have the right to terminate this Agreement on ***************** written notice to Yahoo.

2.10 WebHire shall acquire and maintain, at its own cost, servers and other equipment adequate to support WebHire's obligations under this Agreement. WebHire shall also ensure that at all times the WebHire Technology will be able to support the demand generated by Yahoo Recruiter, Yahoo Resumes and WebHire JobPost users and can be scaled to support future growth as reasonably determined by Yahoo.

2.11 WebHire grants to Yahoo a non-exclusive, non-transferable, worldwide, fully paid license to use, reproduce and display WebHire Brand Features in connection with the promotion of Yahoo Recruiter, Yahoo Resumes and WebHire JobPost under this Agreement, subject to the terms set forth herein. Yahoo shall at no time adopt or use, without WebHire's prior written consent, any variation of any WebHire Brand Feature, or any element likely to be similar to or confused with any WebHire Brand Feature. Any and all goodwill arising from Yahoo's use of the WebHire Brand Features shall inure solely to the benefit of WebHire. Yahoo agrees to comply with the guidelines regarding usage of the WebHire Brand Features attached hereto as EXHIBIT J, as may be modified or supplemented by WebHire from time to time.

2.12 WebHire has designated individuals to contact for various matters on EXHIBIT O.

2.13 In the event that WebHire enters into any bona fide discussions with any third party with respect to a Control Transaction (as defined below), WebHire will immediately *************************************
         *******************************************************************.
         WebHire will *********************************************************
         WebHire's entering into a binding no-shop agreement or definitive purchase agreement with respect to a Control Transaction. ***********************************************************. As used herein, a "Control Transaction" shall mean any transaction or series of transactions in which (1) voting control of WebHire is transferred or agreed to be transferred by way of a merger, consolidation or the sale of equity securities of WebHire, (2) all or substantially all of the assets of WebHire or a material asset of WebHire are to be transferred, or WebHire is liquidated.
         *********************************************************************
         *********************************************************************
         *********************************************************************
         *********************************************************************.

2.14     WebHire shall **********************, within one (1) business day of
         *********************************************************************
         ******************************.


SECTION 3: RESPONSIBILITIES OF YAHOO.


3.1 Yahoo agrees to expeditiously review Yahoo Resumes, the WebHire Marketing Site, and Yahoo Recruiter for compliance with Yahoo's "look and feel" standards, and for compliance with Yahoo's accessibility, security, and performance standards.

3.2 Within ****************** from the date of completion of development by WebHire of Yahoo Resumes, Yahoo will integrate Yahoo Resumes into Yahoo Employment through various hypertext links, and implement the plan for promotion of Yahoo Resumes according to the schedule described in EXHIBIT G.

3.3      Contemporaneously with the integration of Yahoo Resumes as described in
         Section 3.2 above, Yahoo will implement the links to promote the WebHire Marketing Site.

3.4 During the Term, subject to the provisions of Section 3.7 below, Yahoo shall within *********** ******* of receipt of WebHire Job Listings from WebHire, post these listings to the Yahoo Classifieds jobs database. The said listings shall conform to Yahoo specifications as determined by Yahoo.

3.5 Within *********** from the date that WebHire makes Yahoo Recruiter, Yahoo Resumes and JobPost commercially available, Yahoo will implement the plan for promotion of Yahoo Recruiter according to the schedule described in EXHIBIT G.

3.6 Yahoo grants WebHire a non-exclusive, non-transferable, worldwide, fully paid license to use, reproduce and display Yahoo Brand Features in connection with the promotion of Yahoo Recruiter, Yahoo Resumes and WebHire JobPost under this Agreement, subject to the terms set forth herein; provided that, Yahoo may, in its sole discretion, revoke such license during any period in which WebHire fails to comply with the guidelines for usage of the Yahoo Brand Features attached as EXHIBIT J. WebHire shall at no time adopt or use, without Yahoo's prior written consent, any variation of any Yahoo Brand Feature, or any element likely to be similar to or confused with any Yahoo Brand Feature. Any and all goodwill arising from WebHire's use of the Yahoo Brand Features shall inure solely to the benefit of Yahoo. WebHire agrees to comply with the guidelines regarding usage of the Yahoo Brand Features attached hereto as EXHIBIT J, as may be modified or supplemented by Yahoo from time to time.

3.7 In the event that Yahoo becomes aware of ***************************** ***************************************** *****************, Yahoo
         will, consistent with any confidentiality obligations with such ****** ******************************************; provided however, that in the event that Yahoo *********************************************, the
         parties shall mutually agree on which, if any, *******************.

3.8 Notwithstanding anything else to the contrary in this Agreement, in no event shall Yahoo be under any obligation, express or implied, to link to any website, or post or otherwise include any content or service (including the Yahoo Recruiter, Yahoo Resumes, or WebHire Job Listings) in any Yahoo Property in the event that Yahoo, in good faith and in its sole discretion, determines that to do so would violate in any manner, any Yahoo policy or procedure, or any law or regulation, or is inconsistent with the terms of this Agreement.


SECTION 4: SALES METHODOLOGY.

4.1 Employers may elect to purchase either WebHire JobPost, Yahoo Recruiter or Yahoo Resumes on a stand alone subscription basis. Yahoo Premium Services, as detailed in EXHIBIT F, may be purchased on an "a la carte" basis.

4.2 During the Term, Yahoo and WebHire will each have the right to sell Yahoo Recruiter, Yahoo Resumes, and Yahoo Premium Services to Employers (the sale of such services being "Yahoo Sales"). Yahoo Sales will be made pursuant to agreements in a form and under terms mutually agreed upon by Yahoo and WebHire.

4.3      ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         *********************************************

4.4 Pricing for Yahoo Recruiter, Yahoo Resumes and Yahoo Premium Services will be established by mutual agreement of Yahoo and WebHire. The prices initially in effect will be those set forth in EXHIBIT D hereto. Revenues will be shared by Yahoo, WebHire and any appropriate third-parties as set forth in EXHIBIT I.

4.5 Each party will be responsible for the billing and collection of fees for Yahoo Sales made by it, and for making payments due the other party as described in EXHIBIT I. ****************** after the end of each calendar quarter, each party will provide the other with a statement showing the calculation of the amount (if any) payable hereunder, together with payment of the amount due. Each party will maintain records sufficient to determine the amounts payable hereunder.

4.6 To ensure compliance with the terms of this Agreement, each party shall have the right, at its own expense, to direct an independent certified public accounting firm to inspect and audit all of the accounting and sales books and records of the other party which are relevant to the payments described in Section 4.5; provided, however, that: (i) the party seeking the audit provides thirty (30) days notice prior to such audit; (ii) any such inspection and audit shall be conducted during regular business hours in such a manner as not to interfere with normal business activities; (iii) in no event shall audits be made more frequently than once per calendar year; and (iv) in the event that any audit shall reveal an underpayment of more than ten percent (10%) of the amounts due for any calendar quarter, the audited party will reimburse the other party for the reasonable cost of such audit. If any audit shall reveal an overpayment of the amounts due the other party, the audited party shall be entitled to credit such amounts against further payments, and if no further payments are due, the party seeking the audit shall promptly refund such amount.


SECTION 5:  PROMOTION.

5.1 Yahoo agrees to ********* promote WebHire JobPost and Yahoo Recruiter ********* means of posting job openings through Yahoo Classifieds. In addition, Yahoo will promote Yahoo Recruiter and Yahoo Resumes through marketing initiatives within the Yahoo Main Site as described in EXHIBIT G, and through marketing initiatives outside of the Yahoo Main Site as described in EXHIBIT G.

5.2 WebHire agrees to aggressively promote Yahoo Recruiter and Yahoo Resumes to Employer prospects as its premier Internet-based job posting and candidate sourcing solution. Specifically, WebHire will, among other things, market Yahoo Recruiter and Yahoo Resumes to current WebHire customers and WebHire Enterprise Customers as an enhancement that allows posting to Yahoo Employment and searching of Yahoo Resumes, and through marketing initiatives as described in EXHIBIT H. In addition, WebHire will refer to Yahoo all customer leads for other services offered by Yahoo or Yahoo affiliates.


SECTION 6:  EXCLUSIVITY.

6.1  During the Term, subject to Section 2.9, Yahoo will not:
          **********************************************************************
          **********************************************************************
          **********************************************************************
          For clarity, WebHire acknowledges that under no circumstances shall the foregoing limited exclusivity provision of this Section 6.1 be deemed to restrict Yahoo from, among other things, promoting or placing banners, buttons or any other advertising or promotion of any entity on any Yahoo Property.

6.2  During the Term, WebHire will not, without Yahoo's consent:
          (i)**********************************************************;
          provided that, WebHire may, without Yahoo's consent, ****************
          *********************************************************************
          ************************************************;

          or

          (ii) enter into any agreement with a third party to *****************
          *********************************************************************
          *************************************************************;
          provided, that WebHire will not be restricted by this provision from:
          (x) making its standard product and service offerings directly to WebHire end-user customers; or (y)***********************************
          *********************************************************************
          ********************************************************************.


SECTION 7: ADVERTISING.

7.1 Yahoo will ************* to sell, serve, and retain any proceeds from, any and all advertising and sponsorships in connection with Yahoo Recruiter, Yahoo Premium Services and Yahoo Resumes. For clarity, except as may be provided under a separate agency agreement (which Yahoo is under no obligation to enter into) WebHire *************** to any such advertising revenue. The parties acknowledge that this Section 7.1 shall not be deemed to restrict WebHire's ability to sell the services as contemplated under this Agreement.


SECTION 8:    WARRANTS.

8.1 Immediately upon execution of this Agreement, WebHire shall issue to Yahoo a Warrant to purchase one hundred fourteen thousand six hundred fifty nine (114,659) shares of WebHire's Common Stock in the form of EXHIBIT M attached hereto. WebHire represents and warrants that such number of shares of Common Stock is equal to 1.0% of WebHire's total number of outstanding shares of capital stock (on a fully-diluted basis, assuming conversion of outstanding options, warrants, and other.

8.2 On the first anniversary of the Effective Date, if this Agreement has been renewed for an additional year beyond the Initial Term, WebHire shall issue to Yahoo an additional Warrant to shares representing 1.0% of WebHire's Common Stock (on a fully diluted basis, assuming conversion of outstanding options, warrants, and other) substantially in the form of EXHIBIT M attached hereto; PROVIDED, that the Vesting Date of such Warrant (as defined therein) shall be the second anniversary of the Effective Date, the Exercise Price (as defined therein) shall be equal to the average closing price of the WebHire Common Stock for the thirty (30) trading days prior to the first anniversary of the Effective Date, and the Expiration Date (as defined therein) shall be the sixth anniversary of the Effective Date.


SECTION 9:  TERM AND TERMINATION.

9.1 TERM AND RENEWALS. The initial Term of this Agreement shall commence on the Effective Date and continue for a period of twelve months from the Launch Date (the "Initial Term"). Upon expiration of the Initial Term, provided that WebHire has delivered no less than *************************** ********** in Revenues to Yahoo during the Initial Term, either party may renew this Agreement for an additional term of one (1) year (a "Renewal Term"). In the event that either party elects to renew this Agreement as set forth in this Section 9.1, such party shall give the other party written notice of such intent no less than ********** prior to the Initial Term's expiration. After the expiration of the Renewal Term (if any), this Agreement will be automatically renewed for successive one-year terms, unless either party provides the other with notice of non-renewal at least ****** prior to the renewal date.

9.2 TERMINATION FOR CAUSE BY EITHER PARTY. This Agreement may be terminated by either party immediately upon notice if the other party: (i) becomes insolvent; (ii) files a petition in bankruptcy; (iii) makes an assignment for the benefit of its creditors; or (iv) materially breaches any of its obligations under this Agreement, which breach is not remedied within thirty (30) days following written notice to such party.

9.3 TERMINATION BY YAHOO. This Agreement may be terminated by Yahoo (i) immediately upon WebHire's breach of any obligation under Section 8; and
     (ii) upon thirty (30) days written notice to WebHire if any Yahoo Competitor acquires more than a 20% ownership interest in WebHire.

9.4 EFFECT OF TERMINATION. Any termination pursuant to this Section 9 will be without any liability or obligation of the terminating party, other than with respect to any breach of this Agreement by such party prior to termination. The rights afforded the parties under this Section 9 will not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law. Sections 1, 9 and 11 through 15 shall survive termination or expiration of this Agreement. Upon failure to renew or notice of termination for any reason and as soon as is commercially practical in either case (but no later than fifteen (15) days before the expiration or termination of this Agreement), WebHire shall transfer all archived Personal and Other Data and copies of all Employer Data, to Yahoo, and in addition shall transfer all stored and contemporaneously generated Personal and Other Data and copies of all Employer Data, to Yahoo through the end of the Term so that Yahoo has all Personal and Other Data and copies of all Employer Data, in its possession upon termination or expiration.

9.5 RIGHTS OF WEBHIRE POST-TERMINATION. Upon the expiration or termination of this Agreement (other than a termination by Yahoo under Section 9.2), WebHire will have the right to continue to provide its customers with the ability to post jobs to Yahoo Classifieds and access to Yahoo Resumes for a period of ********* after such expiration or termination, and this Agreement shall continue in effect for such purpose.


SECTION 10:  WEBHIRE QUALITY COMMITMENTS, WARRANTIES AND YEAR 2000 COMPLIANCE.

10.1 WEBHIRE COMMITMENTS FOR WEBHIRE SERVICES. WebHire understands and acknowledges that Yahoo is relying on the WebHire Services and that the quality and consistency of these services will affect the quality of Yahoo's brand. Accordingly, WebHire agrees to meet all of the specifications set forth in this Agreement regarding WebHire Services. Without limitation, failure by WebHire to substantially meet the criteria for any of these responsibilities will constitute a material breach of this Agreement.

10.2 WEBHIRE COMMITMENT TO PROVIDE WEBHIRE SERVICES THAT ARE AT LEAST EQUAL TO SERVICES AT ITS OWN WEB SITE ******************. To the extent that WebHire provides services for its own ************ that are similar to any of the WebHire Services called for under this Agreement, WebHire agrees to provide a level of service for Yahoo that is of the same or better quality as the service it provides in support of its own web site *****. If WebHire's services for its own ******** improve beyond the minimum levels described in this Agreement, WebHire will provide the same or a better level of service for Yahoo. Without limitation, failure by WebHire to substantially comply with this obligation will constitute a material breach of this Agreement.

10.3 WEBHIRE GENERAL WARRANTY. WebHire represents and warrants that:

     (i) There are no pending or threatened claims, suits, actions or charges against WebHire alleging any violation of licenses, laws, rules and regulations.

     (ii) The WebHire Services and WebHire Technology shall be free from material errors.


10.4 YEAR 2000 COMPLIANCE. WebHire represents and warrants that its ability to perform its obligations under this Agreement will not be materially impaired by difficulties within WebHire's systems or operations in managing and processing data dependent information during the Term. In addition, WebHire will analyze both its internal operations and systems and its relations with its suppliers and no later than June 1, 1999 and will (a) make available to Yahoo information concerning how WebHire has analyzed the ability of its systems, operations, and suppliers to manage date-dependent data after December 31, 1999, and (b) confirm WebHire's ability to perform in accordance with its Year 2000 warranty in this Agreement. If WebHire does not timely provide both a report and confirmation as set forth above, Yahoo may terminate this Agreement on thirty (30) days' notice. In addition, at any time after June 1, 1999, Yahoo may direct a third party that is reasonably acceptable to WebHire (such as but not limited to a nationally known accounting or consulting firm) to analyze and audit WebHire for Year 2000 preparedness. If the third party concludes that WebHire cannot demonstrate Year 2000 preparedness concerning its own systems and its relationships with suppliers (but excluding factors that are fully outside of WebHire's or its suppliers' control), Yahoo may terminate this Agreement on thirty (30) days' written notice.


SECTION 11:        CONFIDENTIALITY AND USER DATA.

11.1 TERMS AND CONDITIONS. The terms and conditions of this Agreement constitute confidential information. Yahoo and WebHire acknowledge and agree that the terms of the Mutual Nondisclosure Agreement between the parties and attached as EXHIBIT P, shall be incorporated by reference and made a part of this Agreement, and shall govern the use and disclosure of confidential information and all discussions pertaining to or leading to this Agreement

11.2 PUBLICITY. Any and all publicity relating to this Agreement, the parties' relationship hereunder and any subsequent transactions between Yahoo and WebHire, and the method of its release shall be approved in writing, in advance by both parties.

11.3 USER DATA. As between Yahoo and WebHire, all Personal and Other Data shall be the ***********************************************. WebHire agrees to do nothing inconsistent with such ownership, including but not limited to, any distribution of the Personal and Other Data and any use of the Personal and Other Data other than as expressly permitted in this Agreement. WebHire also agrees to maintain all Personal and Other Data as confidential information and in confidence during the Term. All Employer Data shall be the confidential information of, and shall be **************************** *********************************************provided that, WebHire agrees
     ***************************************************************************
     ***************************************************************************
     **************************************************************************.
     Notwithstanding anything to the contrary in this Agreement, all uses of Personal and Other Data and Employer Data shall be in accordance with Yahoo's Privacy Policy.


SECTION 12:  LIMITATION OF LIABILITY.

         EXCEPT FOR WEBHIRE'S OBLIGATIONS UNDER SECTION 13 BELOW, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO ANOTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

SECTION 13:  INDEMNIFICATION AND INSURANCE.

13.1 INDEMNIFICATION BY WEBHIRE. WebHire, at its own expense, will indemnify, defend and hold harmless Yahoo, its employees, representatives, agents and affiliates against any claim, suit, action or proceeding brought by a third party to the extent that it is based on or arises from a claim:

     (a) that any WebHire Technology, WebHire Service or WebHire Brand Feature (to the extent provided by WebHire) violates or infringes on the trademark, trade secret, copyright, patent or other rights of any third party, or any applicable law or regulation;

     (b)  that, if true, would constitute a breach of this Agreement by WebHire;

     PROVIDED THAT; (i) Yahoo gives WebHire prompt notice of any indemnified claim, (ii) WebHire will have the right to assume and control the defense of the action, with counsel chosen by WebHire (who must be reasonably acceptable to Yahoo), and (iii) WebHire does not enter into any settlement or compromise of any indemnified claim without Yahoo's prior written approval, such approval not to be unreasonably withheld or delayed. WebHire will pay any and all license fees, royalties, costs, damages, and expenses, including, but not limited to, reasonable attorneys fees and costs awarded against or otherwise payable by Yahoo as incurred in connection with or arising from any such claim, suit or proceeding.

13.2 INSURANCE. WebHire agrees that it will maintain insurance with a carrier that is reasonably acceptable by Yahoo and with coverage for commercial general liability and errors and omissions of at least **************** per occurrence. WebHire will name Yahoo as an additional insured on such insurance and will provide evidence of such insurance to Yahoo within ten
     (10) days of the Effective Date. Such insurance policy shall not be cancelled or modified without Yahoo's prior written consent which shall not be unreasonably withheld.


SECTION 14:  OWNERSHIP.

14.1 YAHOO OWNERSHIP. WebHire acknowledges and agrees that, as between WebHire on the one hand, and Yahoo on the other, Yahoo owns all right, title and interest in all Yahoo Properties, all Yahoo Brand Features, all Personal User Data and that, except as expressly set forth in this Agreement, nothing in this Agreement will confer in WebHire any license or right of ownership in such property. WebHire assigns to Yahoo any interest it may have or acquire in all Personal User Data and further agrees not to reproduce, distribute, or make any use of Personal User Data except as expressly provided for in this Agreement.

14.2 WEBHIRE OWNERSHIP. Yahoo acknowledges and agrees that as between Yahoo on the one hand, and WebHire on the other, WebHire is the owner of all right, title and interest in the WebHire Technology and WebHire Brand Features, and that, except as expressly set forth in this Agreement, nothing in this Agreement will confer in Yahoo any license or right of ownership in such property. Yahoo acknowledges that any information collected by WebHire on the WebHire Site independent of Yahoo Recruiter, from users that may also be Yahoo Recruiter users, shall be owned solely by WebHire.


SECTION 15:  NOTICE;  MISCELLANEOUS PROVISIONS.

15.1 NOTICES. All notices, requests and other communications called for by this Agreement will be deemed to have been given immediately if made by telecopy or electronic mail (confirmed by concurrent written notice sent first class U.S. mail, postage prepaid), if to Yahoo at 3420 Central Expressway, Santa Clara, CA 95051, Fax: (408) 731-3301 Attention: Vice President Business Development (e-mail: ellen@yahoo-inc.com), with a copy to its General Counsel (e-mail: jplace@yahoo-inc.com), and if to WebHire to 91 Hartwell Ave., Lexington, MA 02421, Fax: 781-869-5090 Attention: Vice President Business Development (e-mail:tmcmanus@webhire.com) with a copy to its counsel (e-mail: lemc@webhire.com), or to such other addresses as either party will specify to the other. Notice by any other means will be deemed made when actually received by the party to which notice is provided.

15.2 ASSIGNMENT. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. Neither party may assign this Agreement, in whole or in part, without the other party's written consent, PROVIDED HOWEVER, that either party may assign this Agreement without such consent in connection with any merger, consolidation, any sale of all or substantially all of such party's assets or any other transaction in which more than fifty percent (50%) of such party's voting securities are transferred; provided further that, under no circumstances shall WebHire assign this Agreement to a Yahoo Competitor. Any attempt to assign this Agreement other than in accordance with this provision will be null and void.

15.3 SEVERABILITY. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in force.

15.4 HEADINGS. The section headings used in this Agreement are for convenience only. They are not to be used in interpreting this Agreement.

15.5 DISPUTE RESOLUTION. The parties agree that before the filing of any lawsuits (other than for claims seeking equitable relief), officers of both companies at the level of Vice President or higher will communicate with one another and attempt to resolve any disputes between the companies.

15.6 ATTORNEYS' FEES. In any litigation or arbitration between the parties where one party seeks to enforce this Agreement or a declaration of rights under this Agreement, the prevailing party for those claims will be entitled to reimbursement of its reasonable costs, attorneys fees and expenses to resolve the claims and to enforce any award or judgment, including but not limited to reasonable costs, expenses, and attorneys fees for legal work preceding the filing of any claims, litigation, appeals, and collection.

15.7 NO WAIVER. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights.

15.8 INDEPENDENT CONTRACTOR. WebHire's relationship with Yahoo shall be that of an independent contractor not that of an agency or employee. Except as expressly provided in this Agreement, WebHire shall have no authority to enter into contracts or agreements which bind Yahoo or create obligations on the part of Yahoo without prior written authorization of Yahoo.

15.9 GOVERNING LAW. This Agreement is governed, controlled, interpreted and defined by and under the laws of the State of California and the United States, without regard to the conflicts of laws provisions thereof. Any litigation arising under this Agreement will be brought in the federal or state courts of the Northern District of California. In any litigation or arbitration between the parties where one party seeks to enforce this Agreement or a declaration of rights under this Agreement, the prevailing party for those claims will be entitled to reimbursement of its reasonable costs, attorneys fees and expenses to resolve the claims and to enforce any award or judgment, including but not limited costs, expenses, and attorneys fees for legal work preceding the filing of any claims, litigation, appeals, and collection.

15.10 INTEGRATION CLAUSE. This Agreement is the complete and exclusive agreement between the parties with respect to the Agreement's subject matter. The Agreement supersedes and replaces any and all prior agreements, communications, and understandings, both written and oral, about this subject matter.

15.11 EXECUTION OF COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together will constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.


Yahoo! Inc.                                 WebHire, Inc.

By:  /s/ Ellen F. Siminoff                  By:  /s/ T. McManus
     -------------------------------             ------------------------------

Name: Ellen F. Siminoff                          Name: T. McManus
Title:  Vice President                           Title:  Vice President--
                                                         Business Development
Date: 6/2/99                                     Date:  6/3/99

                   EXHIBIT A - DESCRIPTION OF WEBHIRE JOBPOST

1.   General

     a) WebHire JobPost is a WebHire service that automatically collects job listings from an Employer's corporate web site on a periodic basis and publishes those job listings to Internet job posting sites.

     b) WebHire will develop and maintain a version of WebHire JobPost that collects job listings from WebHire Customers and/or WebHire Enterprise Customers and publishes those job listings to Yahoo! Classifieds, in the format specified by Yahoo.

     c) Yahoo! Classifieds will be the default Internet job posting destination for all WebHire JobPost Customers.

     d) WebHire will publish job listings to Yahoo! Classifieds as part of its regular WebHire JobPost production schedule.

                  EXHIBIT B -- DESCRIPTION OF WEBHIRE RECRUITER

1. WebHire Recruiter contains the following four major categories of functionality:

     a)   Search

-------------------------------------------------------------
             WebHire Recruiter Service Features
                           Search
-------------------------------------------------------------
1.       Searching for Candidates
2.       Build A Search (all search features)
3.       Auto Search (all search features)
4.       Search by Name (all search features)
5.       Viewing Search Results
6.       Viewing Resumes
7.       Refining a Search (all search features)
8.       Adding Candidates to My Candidates
9.       Viewing the Status of a Candidate
10.      Viewing the Recruiter's Notes on a Candidate
11.      Sending Email to a Candidate
12.      Emailing the Text of a Resume
13.      Editing Candidate Information
14.      Exporting the Mailing Addresses of  Candidates
15.      Printing the Resume of a Candidate
16.      Deleting Resumes
17.      Saving Searches
-------------------------------------------------------------


     b)   Candidates and Jobs


-------------------------------------------------------------
             WebHire Recruiter Service Features
                     Candidates & Jobs
-------------------------------------------------------------
1.       Candidates & Jobs Views
2.       My Candidates Screen
3.       Matching Candidates to a Job
4.       Emailing a Candidate's Resume
5.       Exporting the Mailing Addresses of  Candidates
6.       Removing a Candidate
7.       Changing the Status of a Candidate
8.       Adding Remarks on a Candidate
9.       Adding Comments on a Candidate
10.      My Jobs Screen
11.      Editing Job Notes
12.      All Open Jobs Screen
13.      Matching Candidates to Jobs
14.      Auto-matching Candidates to Jobs
15.      All Closed  Jobs Screen
-------------------------------------------------------------

     c)   Saved Searches

-------------------------------------------------------------
             WebHire Recruiter Service Features
                       Saved Searches
-------------------------------------------------------------
1.       Saved Searches
2.       Saving Public and Private Searches
3.       Running Saved Searches
4.       Deleting Saved Searches

-------------------------------------------------------------


     d)   Administration

-----------------------------------------------------------
            WebHire Recruiter Service Features
                      Administration
-----------------------------------------------------------
1.       Managing Jobs
2.       Maintaining Jobs
3.       Posting  Jobs on Internet Job Sites
4.       Maintaining Divisions and Locations
5.       Maintaining Departments
6.       Maintaining Company Information
7.       On-Line input of Resumes
8.       Maintaining Candidate Sources
9.       Adding  Candidates to Your Pool
10.      Generating Source Effectiveness Reports
11.      Creating EEO Compliance Reports
12.      Maintaining Your Company Pool
13.      Checking for Duplicate Resumes
14.      Deleting  Candidates
15.      Restoring Deleted Candidates
16.      Administering  Accounts
17.      Maintaining User Seats
18.      Changing Messages to Recruiters and Applicants
19.      Viewing Saved Searches
20.      Maintaining Status Categories
21.      Creating a Company Candidate Pool
22.      Acknowledgment Notices (EMAIL only)
23.      Collecting Resumes by Electronic Mail
24.      Collecting Resumes on the Web
25.      Tracking Specific Sources
26.      Specific Source Examples
27.      Soliciting Applicant Response
28.      Tracking Candidate Status
29.      Creating Notes on Candidates

-----------------------------------------------------------

              EXHIBIT C -- DESCRIPTION OF WEBHIRE PREMIUM SERVICES

1. Processing of paper resumes

     a)   Generation of batch cover pages for paper resume batches

     b)   Processing of faxed resumes

     c)   Reviewing unscannable resumes

     d)   Enhanced reporting by source (paper, fax, etc.)

     e) Acknowledgement notices for applicants who apply with a paper or faxed resume

2. Posting of jobs to premium job boards

     a)   A-la-carte ("one-off")

     b)   Subscription


3. Access to premium resume pools on the WebHire Network

     a)   Subscription

4. Pre-employment screening services

     a)   Avert, Inc. First Check

     b)   Subscription to other Avert, Inc. services

5. Unless prohibited by prior agreements between WebHire and its WebHire Network service providers, all WebHire Premium Services will be available for seamless integration into the Yahoo Recruiter service offering at WebHire's standard commercial prices.

    EXHIBIT D -- DESCRIPTION OF YAHOO RECRUITER

1. General

     a) Yahoo Recruiter will initially have all of the features of the WebHire Recruiter service described in Exhibit B, and those features and functionalities described in Section 2.1 and elsewhere throughout the Agreement. Additional features that are not part of WebHire Recruiter, but which will be made part of Yahoo Recruiter, shall be incorporated as determined by the parties.

2. Description of Features: services offered to Employers will include without limitation the following:

     a)   Resume Search Services ("Yahoo Resumes for use by Employers")

          i) Employers may search through Yahoo Resumes for resumes of job seekers that are marked either "open" or "confidential;" provided that, confidential resumes will display a blinded/anonymous email address rather than the owner's name and contact information.

     b)   Resume Processing/Tracking Tools

          i)   Requisition management

          ii)  Applicant tracking services

          iii) Workflow and other candidate management features included in WebHire Recruiter.

     c)   Job Posting Services

          i) Posting services will include postings to the Yahoo! Classifieds site as well as other additional job posting boards on the WebHire Network. Access to these additional job posting boards may be made available for additional charges to the Employer.

          ii) Every Employer will receive a unique email address for processing resumes received from job postings on the Internet.

3. ********************************************

     a)   *********************

     **************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************

                    EXHIBIT E -- DESCRIPTION OF YAHOO RESUMES

1. Description of Services ("Yahoo Resumes for use by job seekers"). The features offered to job seekers ("Users") will include but will not be limited to the following:

     a)   Resume Submission Services

          (i) Users will copy and paste their resume into a text entry box, answer a few additional questions about their background and career objectives, and submit their resumes. Users may also choose to submit their resumes in a series of text entry boxes that are used to describe the various resume sections.

          (ii) Users may choose to submit their resume under three levels of privacy:

               1. Open: the User's resume, including contact info, will be available to all Employers authorized to search Yahoo Resumes;

               2. Confidential: Employers that are Yahoo Recruiter Customers shall be able to view the User's entire resume with the exception of contact information. Employers shall be able to blindly email the User to determine mutual interest. If the User is interested, contact information would then be released;

               3.   Private: no part of the User's resume will be viewable.

          (iii) All resumes will be considered "private" ninety (90) days after their initial submission; Users will have the option to "renew" their resume for additional ninety (90) day periods.

          (iv) Within sixty (60) days of the initial release of Yahoo Resumes, an individual User will be able to submit up to three unique resumes under a single login and password.

     (b)  Resume posting services

          (i) Users may send a copy of their resume and an additional text message to any email address.

          (ii) Users searching for jobs in Yahoo! Classifieds will be able to select jobs of interest and elect to forward their stored resume to any Employer that has submitted an email address as a form of contact. Users will do this by clicking a link that prompts them to verify their name and password and allows for additional text entry in an "email style" form. The additional text along with the resume will then be sent to the Employer's email address. A record of what companies/jobs the User has applied to will be kept for review by the User.

     (c)  Resume Maintenance Features

     (i) Users may login, using their My Yahoo login and password at any time to edit, delete or change the privacy level of their resumes.


     (ii) Users may review their resume statistics which will include, but not be limited to:

               1.   number of times the resume has been retrieved in a search;

               2.   number of times the resume has been viewed;

               3.   number of jobs applied to through Yahoo! Classifieds.

2. Pricing: there will be no charge to Users for their use of Yahoo Resumes.

               EXHIBIT F -- DESCRIPTION OF YAHOO PREMIUM SERVICES


1.   Description

     a) In addition to those standard services offered as a part of Yahoo Recruiter, the following services may be made available to Yahoo Recruiter Customers:

          i)   **********************************************

          ii)  ***********************************************

          iii) ***********************************************

          iv)  ************************************************

          v)   ************************************************


2.   Pricing for the above services shall be mutually determined by the parties.

                       EXHIBIT G - YAHOO PROMOTIONAL PLAN


1.   Yahoo Properties Promotion

     a)   ************************************************ during the Initial
          Term and each subsequent year that this Agreement is in effect, for advertising and promotion of Yahoo Recruiter and Yahoo Resumes on the Yahoo Properties.

     b) WebHire's graphic brand, in a mutually agreed upon format, will be displayed in a top-line co-branded format on all pages comprising ******************************* and Yahoo Resumes.

          i) The WebHire graphic brand will adhere to the following format constraints.

               1.   maximum height: 40 pixels

               2.   maximum width: 170 pixels

               3.   transparent for grey & white - only aliased shadows.

               4.   maximum file size: 2k

               5.   no animation

     c) Yahoo's graphic brand will be displayed in a top-line co-branded format on all pages comprising Yahoo Recruiter and Yahoo Resumes.

     d)   Promotion of Yahoo Resumes:

          i) Yahoo shall place links to Yahoo Resumes from within the Yahoo Properties;

          ii) Yahoo shall display banner ads for Yahoo Resumes within the Yahoo Properties.

     e)   Promotion of Yahoo Recruiter:

          i)   *********************************************************

          ii)  *********************************************************

     f)   Promotion of WebHire Site

          i) Links


LOCATION OF LINK                      LINK TO WHERE                       SPECIFICS OF LINK
----------------                      -------------                       -----------------

Yahoo/WebHire co-branded web pages    WebHire home page                   Link from WebHire Logo

Yahoo/WebHire co-branded web pages    WebHire home page                   Text Link in or around copyright
                                                                          notice.


2.   Yahoo Promotional Plan Outside the Yahoo Properties

     a)   ******************************************************* during the
          Initial Term and each subsequent year that this Agreement is in effect for advertising and promotion of Yahoo Resumes and Yahoo Recruiter outside the Yahoo Properties.

                      EXHIBIT H - WEBHIRE PROMOTIONAL PLAN


1.   WebHire Off-Line Promotional Plan

     a)   To be determined upon mutual agreement of the parties.

2.   WebHire On-Line Promotional Plan

        a)


LOCATION OF LINK                      LINK TO WHERE                       SPECIFICS OF LINK
----------------                      -------------                       -----------------

The WebHire partner/alliances page    Yahoo! home page                    Link from Yahoo Logo
on the WebHire web site



     b) Additional On-Line promotions to be determined upon mutual agreement of the parties.

                           EXHIBIT I - REVENUE SHARING


1. Revenue for monthly or annual subscriptions to Yahoo Recruiter, featuring an unlimited number of job postings per Employer and priced according to the schedule set forth in Exhibit B *************************************
     *******************************************.


2.   Revenue for "a la carte" premium job posting services on Yahoo Employment
     ************************************.


3.   Revenue for subscriptions to WebHire Premium Services described in
     Exhibit C ***************************************************. The parties acknowledge, however, that WebHire shall be permitted to maintain any pre-existing revenue sharing arrangement for such WebHire Premium Services with applicable WebHire Network Providers; provided that, in no event shall such agreements cause ****************************************************
     ***************************.


4.   **************************************************************************
     ****************************************.


5. Revenue for subscriptions for WebHire JobPost subscriptions *************************************************************. The parties acknowledge, however, that WebHire shall be permitted to maintain any pre-existing revenue sharing arrangement for such WebHire JobPost subscriptions with applicable WebHire Network Providers; provided that, in no event shall such agreements *******************************************
     ************************************************.


6. Revenues for the following Yahoo Premium Services: (i) resume pool searching by agencies, and (ii) contract labor providers; ****************
     ******************************************************.


7. Revenue for the following Yahoo Premium Services: add-on/premier services (e.g. WetFeet company profiles);******************************************
     ***********************************************.

          EXHIBIT J - TRADEMARKS / BRAND FEATURES AND YAHOO GUIDELINES

I.   WebHire Brand Features:

WebHire LOGO AND STYLIZED TYPE
Webhire LOGO AND STYLIZED TYPE
WebHire LOGO AND STYLIZED TYPE
Powered by WebHire LOGO AND STYLIZED TYPE
WebHire Recruiter
WebHire JobPost
WebHire Network
WebHire PartnerPools
WebHire: The Power of Internet Recruiting
WebHire Enterprise



II.  Yahoo Brand Features:

"YAHOO" IN STYLIZED TYPE
YAHOO "Y GUY" LOGO
DO YOU YAHOO?


III. Yahoo Brand Feature Guidelines:



                        YAHOO TRADEMARK USAGE GUIDELINES

     1. GENERAL. All Yahoo trademarks, logos, service marks, trade dress, slogans, etc, or other brand features (collectively the "Brand Features") will be used only as explicitly licensed by Yahoo, and only under the terms and conditions and for the purposes described in such license. The other party to such license shall herein be referred to as the "Licensee". All such uses shall be in a manner consistent with proper usage of the Yahoo Brand Features.

     2. APPEARANCE OF LOGOS. The Licensee shall ensure that the presentation of the Yahoo Brand Features shall be consistent with Yahoo's own use of the Yahoo Brand Features in comparable media.

     3. NOTICES. All trademarks and service marks included in the Yahoo Brand Features shall be designated with "SM", "TM" or "(R)", in the manner directed by Yahoo.

     4. APPEARANCE. From time to time during the term of the license, Yahoo may provide the Licensee with written guidelines for the size, typeface, colors and other graphic characteristics of the Yahoo Brand Features, which upon delivery to the Licensee shall be deemed to be incorporated into these "Yahoo Trademark Usage Guidelines".

     5. RESTRICTIONS UPON USE. The Yahoo Brand Features shall not be presented or used:

          A. in a manner that could be reasonably interpreted to suggest editorial content has been authored by, or represents the views or opinions of, Yahoo or any Yahoo personnel;

          B. in a manner that is misleading, defamatory, libelous, obscene or otherwise objectionable, in Yahoo's reasonable opinion;

          C. in a way that infringes, derogates, dilutes or impairs the rights of Yahoo in the Yahoo Brand Features;

          E. as part of a name of a product or service of a company other than Yahoo, except as expressly provided in a written agreement by Yahoo.

     6. NONEXCLUSIVE REMEDY. The Licensee will make any changes to its use of the Yahoo Brand Features as requested by Yahoo. The foregoing remedy shall be in addition to any other legal and equitable rights that Yahoo may possess relating to Licensee's use of the Yahoo Brand Features.

     7. REVISIONS. These Guidelines may be modified at any time by Yahoo upon written notice to the Licensee.



IV.  WebHire Brand Feature Guidelines:


                       WEBHIRE TRADEMARK USAGE GUIDELINES

     1. GENERAL. All Yahoo trademarks, logos, service marks, trade dress, slogans, etc, or other brand features (collectively the "Brand Features") will be used only as explicitly licensed by WebHire, and only under the terms and conditions and for the purposes described in such license. The other party to such license shall herein be referred to as the "Licensee". All such uses shall be in a manner consistent with proper usage of the WebHire Brand Features.

     2. APPEARANCE OF LOGOS. The Licensee shall ensure that the presentation of the WebHire Brand Features shall be consistent with WebHire's own use of the WebHire Brand Features in comparable media.

     3. NOTICES. All trademarks and service marks included in the WebHire Brand Features shall be designated with "SM", "TM" or "(R)", in the manner directed by WebHire.

     4. APPEARANCE. From time to time during the term of the license, WebHire may provide the Licensee with written guidelines for the size, typeface, colors and other graphic characteristics of the WebHire Brand Features, which upon delivery to the Licensee shall be deemed to be incorporated into these "WebHire Trademark Usage Guidelines".

     5. RESTRICTIONS UPON USE. The WebHire Brand Features shall not be presented or used:

          A. in a manner that could be reasonably interpreted to suggest editorial content has been authored by, or represents the views or opinions of, WebHire or any WebHire personnel;

          B. in a manner that is misleading, defamatory, libelous, obscene or otherwise objectionable, in WebHire's reasonable opinion;

          C. in a way that infringes, derogates, dilutes or impairs the rights of WebHire in the WebHire Brand Features;

          E. as part of a name of a product or service of a company other than WebHire, except as expressly provided in a written agreement by WebHire.

     6. NONEXCLUSIVE REMEDY. The Licensee will make any changes to its use of the WebHire Brand Features as requested by WebHire. The foregoing remedy shall be in addition to any other legal and equitable rights that WebHire may possess relating to Licensee's use of the WebHire Brand Features.

     7. REVISIONS. These Guidelines may be modified at any time by WebHire upon written notice to the Licensee.

                      EXHIBIT K - CUSTOMER SERVICE METRICS

     The following list of customer service metrics is not exclusive and is not intended by either party to fully describe all tasks and responsibilities included within WebHire's responsibilities. Additional tasks and responsibilities shall be added, upon the mutual agreement of the parties, as such tasks and responsibilities are identified.



1.   E-mail:

     a) Each WebHire hosted page for Yahoo Resumes shall have an e-mail link to Yahoo customer service.

     b) WebHire shall develop and provide necessary e-mail links with Yahoo Recruiter which link to WebHire customer service.

     c) All e-mail questions/comments will receive e-mail responses within ******************************* of receipt.

2.   Telephone Service for Yahoo Recruiter:

     a) WebHire shall provide telephone access to customer service to resolve any usage issues, which number shall be prominently displayed on a customer service page linked to each page within Yahoo Recruiter. Such telephone number shall be staffed on regular business days from 8:00 a.m. until 8:00 p.m. (Eastern Time)

     b) The time to answer customer service telephone calls, through either human or mechanical means, shall not be greater ***************.

     c) The per-call average hold time, measured from when a Yahoo user selects a customer service option to when a human operator answers the call, shall be less than or equal to ***************** for at least *************** of all customers, measured on a daily basis.

     d) WebHire shall provide 7x24 pager support for Yahoo production/engineering.

               EXHIBIT L - PERFORMANCE AND SECURITY SPECIFICATIONS


     The following list of performance and security specifications is not exclusive and is not intended by either party to fully describe performance and security specifications included within WebHire's responsibilities. Additional performance and security specifications shall be added, upon the mutual agreement of the parties, as such performance and security specifications are identified.

1.   Downtime:

     a. While linked to the Yahoo Main Site, the WebHire service must be functional at least ******* ****************************** of each calendar month, excluding downtime scheduled by WebHire for routine maintenance purposes as well as scheduled or unscheduled downtime by WebHire's Internet Service Provider; provided that, WebHire shall provide Yahoo no less than ************* prior written notice of any such routine maintenance that shall cause the WebHire service to be inoperable for greater than *************** on any one occasion. b. If WebHire's services are offsite, WebHire will have physical access to the offsite within **** ******* and will have remote access within ******* of any outage.

2.   System:


     a.   WebHire will store its database(s) on RAID5 storage systems;

     b. Make daily copies of incremental database changes onto a hot backup RAID5 storage system;

     c. Daily incremental back up of the database onto tape; a full week of backups stored offsite;

     d.   Supply built-in redundancy box for the database(s);

     e. Maintain an additional backup machine for swapping with other critical system servers;

     f. Attend to WebHire's server room, located at the facilities of WebHire's Internet Service Provider, twenty-four (24) hours a day, seven days a week;

     g. Maintain 1/2 hour complete battery backup for WebHire's Site in the event of power failure.

3.   Latency:

     a. Average response time for pages within Yahoo Resumes and Yahoo Recruiter shall not exceed *********. Average response time shall be defined from the time that a request enters WebHire's system of switches and hubs until the time the page is completed and the socket closed.

4.   Additional Technical Items:

     a. For authentication of users, Yahoo shall provide a unique ID which is different than such user's standard registered Yahoo ID and password. This new ID shall be maintained in a separate database and will be used to identify users and provide authentication for the WebHire service.

     b.   Cookie acceptances messages will be limited to two per page.

     c. WebHire will provide real time updates to Yahoo when resumes are retrieved in a search, viewed, or the users has applied for a job in Yahoo Classifieds

                      EXHIBIT M - WEBHIRE WARRANT DOCUMENT




NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER IN FORM REASONABLY ACCEPTABLE TO THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

Number of Shares Issuable Upon Exercise: 114,659 Shares of Common Stock

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                             Expires: June 3rd, 2004

THIS CERTIFIES THAT, for value received, Yahoo! Inc., a Delaware corporation, is entitled to subscribe for and purchase 114,659 shares (as adjusted pursuant to the provisions hereof, the "Shares") of the Common Stock of WebHire, Inc., a Delaware corporation (the "Company"), at a price per share of $4.95 (as adjusted pursuant to the provisions hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth in this warrant ("Warrant"). As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, $.01 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, and the term "Grant Date" shall mean June 3rd, 1999.

This Warrant is issued pursuant to Section 8 of that certain Yahoo! Inc. and WebHire, Inc. Services Agreement by and among the Company and Yahoo! Inc., dated as of June 3rd, 1999 (the "Agreement").

1. TERM. This Warrant shall become exercisable, in whole or in part, at any time and from time to time from and after June 3rd, 2000 (the "Vesting Date"), provided that the Agreement is in effect on the Vesting Date. Notwithstanding the foregoing, the exercisability of this Warrant shall be accelerated, and this Warrant shall become exercisable, in whole or in part, upon the earliest to occur, prior to the Vesting Date, of (i) the termination of the Agreement by the Company at the Company's election, other than a rightful termination of the Agreement by the Company due to an uncured breach of the Agreement by Yahoo! Inc. or the holder of this Warrant, pursuant to Section 9.2 of the Agreement,
(ii) the rightful termination of the Agreement by the holder of this Warrant due to an uncured breach of the Agreement by the Company pursuant to Sections 9.2,
9.3 of the Agreement, (iii) a Warrant Expiration Sale Event (as defined in
Section 4(a) hereof), or (iv) the date upon which the Company determines in its sole discretion that this Warrant shall become fully exercisable, as communicated in writing to the holder of this Warrant. This Warrant shall expire and no longer be exercisable at 5:00 p.m. Eastern Standard Time on June 3rd, 2004; provided, however, that this Warrant shall sooner expire upon the termination of the Agreement prior to the Vesting Date (other than a termination described in subsections (i) and (ii) of this Section 1) or the occurrence of a Warrant Expiration Sale Event.

2. METHOD OF EXERCISE; NET ISSUE EXERCISE.

(a) METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to the provisions of Section 1 hereof, this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as EXHIBIT M duly executed) at the principal office of the Company and the payment to the Company, by cash, bank check payable to the order of the Company or wire transfer of immediately available funds to the account of the Company, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificates representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible thereafter.

(b) RIGHT TO CONVERT WARRANT INTO STOCK; NET ISSUANCE.

(i) In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the holder by surrender of this Warrant at the principal office of the Company together with notice of the holder's intention to exercise the Conversion Right, in which event the Company shall issue to the holder a number of shares of the Company's Common Stock computed using the following formula:

     X= Y(A-B)
        ------
           A

Where:

     X    The number of shares of Common Stock to be issued to the holder.

     Y The number of shares of Common Stock representing the portion of this Warrant that is being converted.

     A    The fair market value of one share of the Company's Common Stock.

     B    The Exercise Price (as adjusted to the date of such calculations).

(ii) For purposes of this Section 2(b), the "fair market value" per share of the Company's Common Stock shall mean, the average daily Market Price (as defined below) during the period of the most recent 20 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading, except that if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right. If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the Market Price as of a specified day shall be the last reported sale price of the Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the

NASDAQ or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

(c) AUTOMATIC CONVERSION. In the event of termination of this Warrant pursuant to Section 1 above, to the extent that this Warrant is then exercisable and such conversion would result in the issuance of shares to the holder, this Warrant shall be deemed automatically converted under Section 2(b) above immediately prior to the time at which it would otherwise expire.

3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock.

4. ADJUSTMENTS TO NUMBER OF SHARES AND EXERCISE PRICE. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth below upon the occurrence of certain events described herein.

(a) RECLASSIFICATION OR MERGER. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation or entity (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in the case of any sale of all or substantially all of the assets of the Company (each, a "Sale Event"), the Company, or such successor or purchasing corporation or entity, as the case may be, shall issue and execute a new Warrant providing that the holder of this Warrant shall have the same rights to exercise such new Warrant as the holder has with respect to this Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock of the Company. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and transfers. Notwithstanding anything to the contrary in this
Section 4(a), if a Sale Event will result in the holders of the Company's Common Stock receiving only cash, property and/or securities which are not listed on a national securities exchange or the National Market System (a "Warrant Expiration Sale Event"), the Warrant shall expire and no longer be exercisable as of the date of the closing of such Warrant Expiration Sale Event and no new Warrant shall be issued.

(b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

(c) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution (the "Record Date"), to that price determined by multiplying the Exercise Price in effect immediately prior to the Record Date by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and the number of Shares subject to this Warrant shall be adjusted, from and after the Record Date, to that number determined by multiplying the number of shares of Common Stock for which this Warrant may be exercised immediately prior to the Record Date by a fraction (x) the numerator of which shall be the Exercise Price immediately prior to the Record Date, and (y) the denominator of which shall be the

Exercise Price on and immediately after the Record Date, as adjusted in accordance with the provisions of this Section 4(c).

(d) NOTICE OF ADJUSTMENTS. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

5. NO IMPAIRMENT. The Company will not, by amendment of its Third Amended and Restated Certificate of Incorporation (as may be further amended and/or restated from time to time) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Common Stock on the date of exercise.

7. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK.

(a) COMPLIANCE WITH SECURITIES ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"). This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

(b) DISPOSITION OF WARRANT AND SHARES. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration thereof, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel in form acceptable to the Company's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 under the Securities Act) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

8. NOTICE OF CERTAIN EVENTS. The Company shall provide the holder of this Warrant with at least thirty (30) days notice (or such greater amount of notice as Delaware law requires to be given to shareholders having the right to vote at a meeting on any Sale Event) prior to (i) any Sale Event,
(ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash dividend declared on the Company's Common Stock.

9. REPRESENTATIONS AND WARRANTIES. This Warrant is issued and delivered on the basis of the following:

(a) This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms;

(b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

(c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Third Amended and Restated Certificate of Incorporation, a true and complete copy of which has been delivered to the original holder of this Warrant.

10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be in writing and shall delivered or sent to each such holder at its address as shown on the books of the Company or to the Company at its principal executive office and shall be deemed received (i) if personally delivered or sent by electronic facsimile transmission, upon actual receipt, or (ii) if sent by reputable overnight courier service, twenty-four hours after deposit with such courier service, or
(iii) if sent by certified mail (postage prepaid), return receipt requested, forty-eight hours after deposit in the mail.

12. BINDING EFFECT ON SUCCESSORS; NON-ASSIGNABILITY. Except as provided in
Section 4(a) above, this Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. This Warrant may not be transferred or assigned (by operation of law or otherwise) by the holder without the prior written consent of the Company, except to a successor-in-interest of all or substantially all of the holder's assets or to an affiliate of the holder formed solely for the purpose of holding securities and other investments.

13. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that upon receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

15. EQUITABLE RELIEF. Because legal remedies may be inadequate to enforce the provisions of this Warrant, equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions hereof.

16. SAVINGS CLAUSE. If any provisions of this Warrant shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

17. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without giving effect to its conflicts of laws provisions.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Date: June 3rd, 1999

WEBHIRE, INC.


By:
Name:
Title:

                            EXHIBIT M (continued...)

                               NOTICE OF EXERCISE

To:


1. The undersigned hereby:

_______ elects to purchase _______ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in the form of ____________________; or

_______ elects to exercise its net issuance rights pursuant to Section 2(b) of the attached Warrant with respect to shares of Common Stock.

2. Please issue a certificate or certificates representing said ______ shares in the name of the undersigned or in such other name or names as are specified below:

                           --------------------------------
                           (Name)

                           --------------------------------
                           (Address)

3. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.


Date:


By:
Name:
Title:

                   EXHIBIT N - ******************************

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

                              EXHIBIT O - CONTACTS



Yahoo Inc.

Matt Rowlen
Manager of Business Development
MROWLEN@YAHOO-INC.COM
408-616-3786


Sam Figler
Yahoo Legal
SFIGLER@YAHOO-INC.COM
408-530-5147


WebHire Inc.

Tim McManus
VP, Internet Business Development
tmcmanus@restrac.com
781-869-5125

Gaz Crittenden
WebHire Legal
gcrittenden@restrac.com
781-869-4400

                        EXHIBIT P - MUTUAL NON-DISCLOSURE

                         MUTUAL NONDISCLOSURE AGREEMENT

                            Effective Date: 12/10/98

     This Agreement governs the disclosure of information by and between Yahoo! Inc., a California corporation, and Restrac, Inc. ("Participant").

     1. The "Confidential Information" is that confidential, proprietary, and trade secret information being disclosed by the disclosing party described as (please be specific):

          (a) Yahoo Confidential Information (owned by Yahoo and any of its affiliates): Resume and Employment Related.

          (b) Participant Confidential Information: Resume and Employment
     Related.

     2. Except as set forth in this Section 2, all Confidential Information shall be in tangible form and shall be marked as Confidential or proprietary information of the disclosing party. If the Confidential Information is disclosed orally or visually, it shall be identified as such at the time of disclosure and confirmed in a writing to the recipient within thirty (30) days of such disclosure.

     3. Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business, except to the extent necessary for negotiations, discussions and consultations with personnel or authorized representatives of the other party and any purpose the other party may hereafter authorize in writing. Each of the parties agrees that it shall disclose Confidential Information of the other party only to those of its employees who need to know such information and who have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement.

     4. There shall be no liability for disclosure or use of Confidential Information which is (a) in the public domain through no fault of the receiving party (b) rightfully received from a third party without any obligation of confidentiality, (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party,
(d) independently developed by the receiving party, (e) generally made available to third parties without any restriction on disclosure, or (f) communicated in response to a valid order by a court or other governmental body, as otherwise required by law, or as necessary to establish the rights of either party under this Agreement (provided that the party so disclosing has provided the other party with a reasonable opportunity to seek protective legal treatment for such Confidential Information).

     5. "Residual Information" shall mean any Confidential Information of the disclosing party which may be retained in intangible form in the minds of those individuals of the receiving party who have had proper access to such Confidential Information. Notwithstanding anything else in this Agreement, the receiving party shall be free to use any Residual Information for any purpose whatsoever, including, without limitation, the development of its own products, provided that such party shall not be entitled to disclose Residual Information to any third parties unless such disclosure is in the course of, or as part of, any disclosure of its own products or their development.

     6. Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information and each of the parties represents that it exercises reasonable care to protect its own Confidential Information.

     7. Each of the parties agrees that it will not modify, reverse engineer, decompile, create other works from, or disassemble any software programs contained in the Confidential Information of the other party unless otherwise specified in writing by the disclosing party.

     8. All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs and lists) furnished to one party by the other, and which are designated in writing to be the property of such party, shall remain the property of such party and shall be returned to it promptly at its request, together with any copies thereof.

     9. This Agreement shall govern all communications between the parties that are made during the period from the effective date of this Agreement to the date on which either party receives from the other written notice that subsequent communications shall not be so governed, provided, however that each party's obligations under Sections 2 and 3 with respect to Confidential Information of the other party which it has previously received shall continue unless and until such Confidential Information falls within Sections 4 or 5.

     10. Neither party shall communicate any information to the other in violation of the proprietary rights of any third party. Neither party acquires any licenses under any intellectual property rights of the other party under this Agreement. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents. This Agreement may only be changed by mutual agreement of authorized representatives of the parties in writing. All notices or reports permitted or required under this Agreement shall be in writing and shall be by personal delivery, telegram, telex, telecopier, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the addresses set forth at the end of this Agreement or such other address as either party may specify in writing.

     IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of the date first written above.



YAHOO! INC.
                                                     --------------------------------------------

By:  /s/ Matt Rowlen                                 By:  /s/ M.  J. Fahey
    -------------------------------------                 ---------------------------------------

Printed Name:  Matt Rowlen                           Printed Name:  M. J. Fahey
              ---------------------------                           -----------------------------

Title:   Manager of Business Development             Title:  President
         --------------------------------                    ------------------------------------

Address:  Yahoo!                                     Address:  Lexington, MA
         --------------------------------                      ----------------------------------

         --------------------------------                      ----------------------------------

         --------------------------------                      ----------------------------------


